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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 15, 1999, except for Note 12, for which the date is August 27, 1999 in the Registration Statement (Form SB-2) and related Prospectus of Travelnstore.com, Inc. for the registration of 1,000,000 shares of its common stock.



                                                           /s/ Farber & Hass LLP

Oxnard, California
August 30, 1999